                                                                    Exhibit 10.1



                        AMENDMENT TO TRANSACTION DOCUMENTS



     THIS AMENDMENT, dated as of May 1, 1997, by and among PRIMARK CORPORATION, a Michigan corporation (the "Borrower"), the Lenders party to the Revolving Credit Agreement referred to below, the Lenders party to the Term Loan Agreement referred to below, the Lenders party to the Note Backup Agreement referred to below (such agreements being referred to collectively as the "Credit Facilities"), and MELLON BANK, N.A., a national banking association, as Agent under each such Credit Facility.


                                    RECITALS:

     A. The Borrower has entered into (a) a Revolving Credit Agreement (as amended, the "Revolving Credit Agreement") dated as of February 7, 1997 among Primark Corporation (The "Borrower"), the Lenders parties thereto from time to time, the Issuing Banks referred to therein, and Mellon Bank, N.A., as Agent,
(b) a Term Loan Agreement (as amended, the "Term Loan Agreement") dated as of February 7, 1997 among the Borrower, the Lenders parties thereto from time to time and Mellon Bank, N.A., as Agent, (c) a Note Backup Agreement (as amended, the "Note Backup Agreement") dated as of February 7, 1997 among the Borrower, the Lenders parties thereto from time to time, the Issuing Bank referred to therein, and Mellon Bank, N.A., as Agent. The Credit Facilities have been amended by a letter agreement dated February 21, 1997.

     B. The parties hereto desire to amend further the Credit Facilities as set forth herein.

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     SECTION 1. AMENDMENTS.

     (a) INITIAL APPLICABLE MARGIN. Section 2.03(b) of each of the Revolving Credit Agreement and the Term Loan Agreement, and Section 3.09(b) of the Note Backup Agreement, is amended by deleting the term "September 30, 1997" and replacing it with the term "June 30, 1997".

     (b) CONSOLIDATED NET WORTH (ADJUSTED). Section 7.01(a) of each Credit Facility is hereby amended by deleting the two lines reading as follows (ignoring the caption, which is set forth below only for reference purposes):


                                                         Consolidated Net Worth (Adjusted)
         From and including         To and including          Shall not be less than
         ------------------         ----------------          ----------------------

         December 31, 1996          December 30, 1997         $425,000,000
         December 31, 1997          December 30, 1998         $450,000,000


and replacing them with the following two line (ignoring the caption, which is set forth below only for reference purposes):

                                                         Consolidated Net Worth (Adjusted)
         From and including         To and including          Shall not be less than
         ------------------         ----------------          ----------------------

         December 31, 1996          June 29, 1998              $425,000,000
         June 30, 1998              December 30, 1998          $450,000,000


     (c) CONSOLIDATED FUNDED DEBT RATIO (ADJUSTED). Section 7.01 (c) of each Credit Facility is hereby amended by deleting the line reading as follow (ignoring the caption, which is set forth below only for reference purposes):


Fiscal quarter ending on                     Consolidated Funded Debt Ration (Adjusted)
a date in the following                      for the four fiscal quarters ending
period (inclusive)                           on such date shall not be greater than
------------------                           --------------------------------------

December 31, 1996 through December 30, 1997            5.50


and replacing that line with the following three lines (ignoring the caption, which is set forth below only for reference purposes only):


Fiscal quarter ending on                     Consolidated Funded Debt Ration (Adjusted)
a date in the following                      for the four fiscal quarters ending
period (inclusive)                           on such date shall not be greater than
------------------                           ---------------------------------------

December 31, 1996 through June 29, 1997                 5.50
June 30, 1997 through September 29, 1997                5.75
September 30, 1997 through December 30, 1997            5.50


     (d) CERTAIN ALLOWED STOCK REPURCHASES. Section 7.06 (a) (i) of each Credit Facility is hereby amended by deleting the term "$25,000,000" and replacing it with the term "$50,000,000".

     (e) CONSOLIDATED FIXED CHARGES. The definition of "Consolidated Fixed Charges" in Annex A of each Credit Facility is hereby amended to read as follows:

     "Consolidated Fixed Charges" for any period shall mean the sum of (a) Consolidated Cash Interest Expense for such period and (b) principal payments made by the Borrower and its Subsidiaries during such period with respect to any outstanding Indebtedness (excluding (i) payments of indebtedness under the Revolving Credit Agreement, (ii) prepayments made at the option of the Borrower of Indebtedness under the Term Loan Agreement, to the extent the amounts so prepaid are not otherwise due during such period, and (iii) payments of the Senior Notes at the scheduled maturity thereof), all as determined on a consolidated basis in accordance with GAAP.

     SECTION 2. EFFECTIVENESS AND EFFECT, ETC.


     (A) EFFECTIVENESS. This Amendment shall become effective on the day on which Mellon Bank, N.A., as Agent under each Credit Facility, shall have received counterparts hereof duly executed by the Borrower and by the "Required Lenders" and the "Agent" under each Credit Facility.

     (B) EFFECT. The Revolving Credit Agreement, the Term Loan Agreement and the Note Backup Agreement, as amended by the letter agreement dated February 21, 1997, and as further amended hereby, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy under any Credit Facility or constitute a waver of any provision of any Credit Facility.

     SECTION 3. MISCELLANEOUS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same document. Section and other headings herein are for reference purposes only and shall not affect the interpretation of this Amendment in any respect. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to choice of law rules. This Amendment is a requested amendment within the meaning of Section 10.06(a) of each Credit Facility.



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


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                          PRIMARK CORPORATION

                                          By  /s/ PAUL G. SANDFORD
                                            -----------------------------------
                                          Name:   Paul G. Sandford
                                          Title:  Treasurer

                                          MELLON BANK, N.A.,
                                          Individually and as Agent under each
                                          Credit Facility

                                          By  /s/ R. JANE WESTRICH
                                            -----------------------------------
                                               R. Jane Westrich
                                                Vice President

CONSENTED AND AGREED:

BANKBOSTON, N.A.




By  /s/ ROBERTA F. KEELER
   -----------------------------
Name:   Roberta F. Keeler
Title:  Vice President


NATIONS BANK



By  /s/ ELIZABETH S. DUFF
   -----------------------------
Name:   Elizabeth S. Duff
Title:  Vice President

MORGAN GUARANTY TRUST COMPANY OF NEW YORK


By _____________________________
Name:
Title:



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



THE ROYAL BANK OF SCOTLAND, PLC


By  /s/ D. BONNAR
   -----------------------------
Name:   Derek Bonnar
Title:  Vice President


THE  CHASE MANHATTAN BANK


By  /s/ DAVID M. NACKLEY
   -----------------------------
Name:   David M. Nackley
Title:  Vice President


BANK OF TOKYO - MITSUBISHI TRUST COMPANY


By  /s/ NICHOLAS J. CAMPBELL
   -----------------------------
Name:   Nicholas J. Campbell
Title:  Vice President

FIRST AMERICAN NATIONAL BANK


By  /s/ ANDREW S. ZIMBERG
   -----------------------------
Name:   Andrew S. Zimberg
Title:  Vice President


THE FUJI BANK, LIMITED


By _____________________________
Name:
Title:


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